                                                                    Exhibit 10.2

                    Services Acquisition Corp. International
                     401 East Las Olas Boulevard, Suite 1140
                            Ft. Lauderdale, FL 33301

                                                                 August 29, 2006

Ladies and Gentlemen:

     Reference is hereby made to the Securities Purchase Agreement dated as of
March 10, 2006, as amended ("SPA") among Services Acquisition Corp.
International, a Delaware corporation (the "Company"), and the purchasers identified on the signature pages thereto (each, a "Purchaser" and collectively, the "Purchasers"). Capitalized terms used herein but not otherwise defined herein shall have such meanings as defined in the SPA. The Company and the
Purchasers have agreed to amend and modify the SPA as follows:

     1. Notwithstanding anything to the contrary in the SPA, the language of
Section 5.1(i) shall be deleted in its entirety and replaced with the following:
"November 17, 2006 or"

     2. This letter may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     3. The Purchasers acknowledge that the Company is seeking to amend the terms of the Tornado Transaction to provide for an outside termination date of
November 17, 2006 and the amendment set forth herein is conditioned upon the receipt of such amendment to the Tornado Transaction. Except as modified hereby all of the other terms and conditions of the SPA remains in full force and effect.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the Company has caused this letter (amending the SPA)
as of the date first written above.

                                     SERVICES ACQUISITION CORP.
                                     INTERNATIONAL

                                     -----------------------------------------
                                     Name:
                                     Title:

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

   IN WITNESS WHEREOF, the Purchasers have executed this letter (amending the
SPA) as of the date first written above.

                                        PURCHASER:
                                                   -----------------------------

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: